FEDERATED CALIFORNIA MUNICIPAL INCOME FUND
FEDERATED NEW YORK MUNICIPAL INCOME FUND
FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND
   (PORTFOLIOS OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST)

LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
   (A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)


CLASS B SHARES

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Supplement to current Prospectuses.

Previously, the Distributor instituted a provision that orders for $250,000 or more of Class B Shares be invested in Class A Shares instead of Class B Shares. The Distributor has informed the Funds that effective April 5, 2004, it intends to place all orders for $100,000 or more of Class B Shares in Class A Shares instead of Class B Shares.


In the section entitled "What do Shares Cost?" please delete the sentences regarding the conversion of Class B Shares into Class A Shares in footnote number 1 of the investment amount/sales charge table and replace with the following:


Orders for $100,000 or more of Class B Shares will be invested in Class A Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.


Please add the following immediately after the investment amount/sales charge table in the section entitled "What Do Shares Cost?"
As shown in the table above, each Class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to investment professionals, also vary among the Classes. Before you decide which Class to purchase, you should review the different charges and expenses of each Class carefully, in light of your personal circumstances, and consult with your investment professional.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years).
You should also consider that the expense ratio for Class A Shares will be lower than that for Class B Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares does not always make them preferable to Class A Shares.


                                                     May 28, 2004
Federated Securities Corp., Distributor

Cusip 313923203
Cusip 313923880
Cusip 313923807
Cusip 60934N724

30428 (5/04)